UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2011
United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Highway 515 East, P.O. Box 398 Blairsville, Georgia	30512

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (706) 781-2265
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition.
On October 27, 2011, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended September 30, 2011 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this report. In connection with issuing the News Release, on October 27, 2011 at 11:00 a.m. EDT, the Registrant intends to hold a conference call/webcast to discuss the News Release. In addition to the News Release, during the conference call the Registrant intends to discuss certain financial information contained in the September 30, 2011 Investor Presentation (the “Investor Presentation”) which will be posted to the Registrant’s website. The Investor Presentation is attached as Exhibit 99.2 to this report.
The presentation of the Registrant’s financial results included operating performance measures and core earnings measures, which are measures of performance determined by methods other than in accordance with generally accepted accounting principles, or GAAP. Management included non-GAAP operating performance and core earnings measures because it believes they are useful for evaluating the Registrant’s operations and performance over periods of time, and uses operating performance and core earnings measures in managing and evaluating the Registrant’s business and intends to refer to them in discussions about the Registrant’s operations and performance. Operating performance measures for the fourth quarter of 2010 exclude the effects of an $11.75 million pre-tax partial recovery of a 2007 fraud loss and third quarter 2010 operating performance measures exclude the effects of a $210.6 million non-cash goodwill impairment charge. These items have been excluded from operating performance measures because management believes that the items are non-recurring in nature and do not reflect overall trends in the Registrant’s earnings. Additionally, core earnings measures exclude credit related costs such as the $25.0 million special provision for loan losses in the third quarter of 2011, the provision for loan losses, certain expenses and charges related to the Registrant’s 2011 asset disposition plans in the first quarter of 2011, the loss from the sale of nonperforming assets to Fletcher International in the second quarter of 2010 and foreclosed property expense, securities gains and losses, income taxes and other items of a non-recurring nature. Core earnings are useful in evaluating the underlying earnings performance trends of the Registrant. Management believes these non-GAAP performance measures may provide users of the Registrant’s financial information with a meaningful measure for assessing the Registrant’s financial results and comparing those financial results to prior periods.
Operating performance and core earnings measures should be viewed in addition to, and not as an alternative or substitute for, the Registrant’s performance measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:

99.1	Press Release, dated October 27, 2011

99.2	Investor Presentation, Third Quarter 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette
Rex S. Schuette
October 27, 2011	Executive Vice President and Chief Financial Officer